UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PUGIX

Putnam Global Utilities Fund

Semiannual report 2|28|13

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of utilities companies worldwide.

Putnam
Global Utilities
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The utilities industries may be affected by increases in fuel costs, technological obsolescence, changes in regulatory policies, and deregulation. Derivatives also involve the risk of increasing investment exposure or, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the utilities sector for over 20 years

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Global Utilities Fund pursues both capital growth and current income through investments in the utilities sector. The fund targets industries that can profit from the global demand for utilities. It can invest in bonds as well as stocks, in both domestic and international markets, and across several industries with varying degrees of regulation.

The fund, which is part of Putnam’s suite of global sector funds, invests in utilities and their related industries in markets around the world.

Although the fund’s portfolio can include businesses of all sizes and at different stages of growth, established corporations are the norm in the utilities sector. Utilities have a history of consistent dividend payouts to investors. Their securities are valued as an alternative to bonds, especially during periods of low interest rates, when investors look outside the bond market for income.

The fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries, such as electric power and natural gas. Guided by this approach, the fund’s manager is committed to finding rewarding opportunities for income and growth by anticipating developments that affect the utilities sector worldwide. The manager conducts intensive research with support from analysts on Putnam’s Global Equity Research team.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	Global Utilities Fund	Global Utilities Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Global Utilities Fund

Interview with your fund’s portfolio manager

Many of the concerns recently overshadowing global economic growth showed signs of abating during the past six months. How did that dynamic influence the global utilities market, and how did Putnam Global Utilities Fund perform in that environment?

The utilities sector tends to be defensive in nature and often reacts counter-cyclically. So when the broad market is trending upward, shares of utilities companies typically lag the market, and vice versa. Toward the end of the six months ending February 28, 2013, some of the macroeconomic concerns that had depressed global equity markets in previous reporting periods began to abate.

Accommodative monetary policy in major economies of the world helped quell some of the concerns surrounding the eurozone debt crisis and the gradual, although still weak, growth of the U.S. economy. Fears of an abrupt economic slowdown in China also began to fade during the period. Within this slowly improving economic environment, utilities stocks produced low, single-digit growth, continuing the somewhat anemic trends we reported six months ago.

From a broad perspective, in our view, world power markets continue to show considerable overcapacity. This overcapacity is, in part, a result of the buildup of power generation capacity prior to the global financial crisis of 2007–2008, followed by generally sluggish demand for power in the aftermath of that economic slowdown. Regionally, utilities

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Utilities Fund	5

stocks in Spain and Japan were the best performers during the period, while those in Germany and France were among the worst.

The fund outperformed its sector benchmark, the MSCI World Utilities Index [ND], by a meaningful margin during the period, thanks mainly to opportune security selection.

What themes did the fund follow for its stock selection to outperform relative to the benchmark during the period?

The fund continued to follow its preference for utilities and power stocks in the United States and the United Kingdom, not because these two power markets were especially robust, but rather because they were less weak than others, such as those in parts of Western Europe, for example. While U.S. power markets remained weak, the regulatory environment for utility companies here was as benign as we’ve seen it in recent years, which provided a constructive backdrop for U.S. utilities stocks.

The situation is similar with U.K. utilities, where the regulatory environment also is constructive. Having said that, we believe there is more long-term value in competitive power companies than in the regulated companies in the United States. By comparison, overcapacity in the German power market is much more severe, especially as more renewable energy sources are coming online. We don’t see this market bouncing back in the near future.

Which individual stocks had the most significant impact on the fund’s outperformance relative to the benchmark during the period?

Interestingly, our decision not to hold a position in RWE, the number one power producer in Germany, provided the biggest boost to our relative performance. This is just the opposite effect that not holding this stock had on our performance only six months ago, when Germany’s relative strength versus the rest of the eurozone was so much superior. Similarly, our underweights in other eurozone power generators, including France’s GDF Suez and Germany’s E.ON, also helped,

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Utilities Fund

as those stocks underperformed due to the deterioration of the power markets in those countries.

By comparison, overweighted positions in Edison International, the large U.S. power company, and Electric Power Development [“J-POWER”], Japan’s largest electrical utility, contributed to the fund’s outperformance. Edison delivered better-than-expected earnings guidance for 2013, driving its stock price higher, and J-POWER benefited from the recent rise in the Japanese stock market, as investors greeted a new government there with a good deal of overall optimism.

Our decision to underweight Exelon, a U.S. producer of electricity and natural gas, also helped our relative results. We de-emphasized the stock based on our anticipation that the company would not be able to sustain its dividend rate, a decision that paid off during the period when Exelon reduced its dividend rate by more than 40%.

What were the detractors from relative performance during the period?

I mentioned that Japanese stocks enjoyed a significant boost during the period, based on the efforts of the newly elected government of Prime Minister Shinzo Abe to weaken the yen and stimulate Japan’s economy. Utilities stocks also benefited from encouraging statements from the new government regarding nuclear energy policy. Several Japanese utility stocks saw their share prices appreciate as a result, and our decisions not to hold some of these names hurt our relative results. In particular, we held no stakes in three of Japan’s largest nuclear power companies — Kansai Electric Power, Chubu Electric Power, and Kyushu Electric Power — and we missed their upside contributions, although those stocks gave back some of their gains later in the period as investors’ soaring optimism

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Utilities Fund	7

tempered significantly in the absence of any new legislation for nuclear renewal.

The biggest single detractor for the fund was the decision not to hold a position in Gas Natural, a Spanish utility that performed well on strong profit margins from its sales of natural gas abroad.

Another name that hurt relative results was FirstEnergy, an Ohio-based electrical generation and distribution company operating in the Midwest and Middle Atlantic states. We liked this stock based on its business fundamentals and added to our position during the period. Although FirstEnergy did not perform to our expectations during the period, largely because of concerns about a possible credit downgrade of the company’s competitive generation business, we believe those concerns were overblown and we continue to like the company’s prospects.

What is your near-term outlook for the global utilities market?

There is a range of issues surrounding climate change and carbon dioxide emissions that could be forthcoming from the U.S. Environmental Protection Agency [EPA], possibly later this year. While it is impossible to know exactly how the EPA may rule, what possible regulations it may impose, or what timeline it might suggest for CO2 reductions, I believe a trend toward greater environmental regulation could have meaningful implications for future stock selection, with clear winners and losers in the utilities space.

Looking ahead from a broad economic perspective, I don’t see much change from the flat global demand picture we have seen for the past few years. This suggests that the industry may need to continue cost cutting and lowering growth projections in the near term. While this outlook is less than sanguine, I do believe opportunities will present themselves in the utilities sector, and I will

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Global Utilities Fund

continue to seek out what I consider to be the best-performing stories I can find, wherever they exist.

Thank you, Sheba, for sharing your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Sheba M. Alexander has an M.B.A. from the Tuck School of Business at Dartmouth College, a Master of Finance and Control from the University of Delhi in New Delhi, India, and a B.A. from the University of Delhi. A CFA charterholder, she joined Putnam in 1999 and has been in the investment industry since 1995.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Global Utilities Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.28%	6.00%	5.48%	5.48%	5.48%	5.48%	5.76%	5.59%	6.02%	6.37%

10 years	106.62	94.74	91.50	91.50	91.68	91.68	96.37	89.50	101.60	110.45
Annual average	7.53	6.89	6.71	6.71	6.72	6.72	6.98	6.60	7.26	7.72

5 years	–14.13	–19.06	–17.37	–18.84	–17.37	–17.37	–16.29	–19.22	–15.24	–13.07
Annual average	–3.00	–4.14	–3.74	–4.09	–3.74	–3.74	–3.49	–4.18	–3.25	–2.76

3 years	10.70	4.34	8.30	5.30	8.20	8.20	9.02	5.20	9.93	11.56
Annual average	3.45	1.43	2.69	1.74	2.66	2.66	2.92	1.70	3.21	3.71

1 year	7.24	1.08	6.39	1.39	6.40	5.40	6.60	2.87	6.91	7.51

6 months	4.13	–1.86	3.67	–1.33	3.67	2.67	3.77	0.13	3.92	4.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Global Utilities Fund

Comparative index returns For periods ended 2/28/13

MSCI World Utilities Index (ND)

Annual average (life of fund)	—*

10 years	139.54
Annual average	9.13

5 years	–18.86
Annual average	–4.09

3 years	6.05
Annual average	1.98

1 year	2.93

6 months	3.48

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.134		$0.096	$0.095	$0.107		$0.122	$0.148

Capital gains	—		—	—	—		—	—

Total	$0.134		$0.096	$0.095	$0.107		$0.122	$0.148

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$10.35	$10.98	$10.31	$10.27	$10.34	$10.72	$10.32	$10.36

2/28/13	10.64	11.29	10.59	10.55	10.62	11.01	10.60	10.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Utilities Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.49%	6.21%	5.70%	5.70%	5.69%	5.69%	5.97%	5.80%	6.23%	6.58%

10 years	110.20	98.11	95.20	95.20	95.15	95.15	100.18	93.17	105.20	114.24
Annual average	7.71	7.08	6.92	6.92	6.91	6.91	7.19	6.81	7.45	7.92

5 years	–9.75	–14.94	–13.07	–14.62	–13.01	–13.01	–11.90	–14.98	–10.83	–8.58
Annual average	–2.03	–3.18	–2.76	–3.11	–2.75	–2.75	–2.50	–3.19	–2.27	–1.78

3 years	12.48	6.01	10.06	7.06	10.08	10.08	10.88	7.00	11.70	13.35
Annual average	4.00	1.97	3.25	2.30	3.25	3.25	3.50	2.28	3.76	4.27

1 year	10.11	3.77	9.33	4.33	9.26	8.26	9.66	5.82	9.86	10.39

6 months	7.45	1.27	7.08	2.08	7.11	6.11	7.19	3.44	7.34	7.59

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/12	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Annualized expense ratio for the
six-month period ended 2/28/13	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Global Utilities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.43	$10.20	$10.20	$8.94	$7.69	$5.16

Ending value (after expenses)	$1,041.30	$1,036.70	$1,036.70	$1,037.70	$1,039.20	$1,041.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.36	$10.09	$10.09	$8.85	$7.60	$5.11

Ending value (after expenses)	$1,018.50	$1,014.78	$1,014.78	$1,016.02	$1,017.26	$1,019.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Utilities Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Utilities Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the utilities sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Utilities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Utilities Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Utilities Fund

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value

Air freight and logistics (1.4%)
Deutsche Post AG (Germany)	123,805	$2,774,917

		2,774,917
Electric utilities (42.9%)
American Electric Power Co., Inc.	214,550	10,038,795

Duke Energy Corp.	160,000	11,080,000

Edison International	221,735	10,649,932

Energias de Portugal (EDP) SA (Portugal)	1,035,735	3,107,297

Entergy Corp.	11,607	722,652

Exelon Corp.	300	9,297

FirstEnergy Corp.	243,600	9,617,328

Iberdrola SA (Spain)	999,855	4,950,259

ITC Holdings Corp.	12,200	1,031,144

NextEra Energy, Inc.	184,700	13,274,389

Northeast Utilities	25,705	1,067,015

NV Energy, Inc.	163,025	3,221,374

OGE Energy Corp.	23,000	1,331,930

Pinnacle West Capital Corp.	9,824	549,555

Power Grid Corp. of India, Ltd. (India)	1,190,390	2,279,522

PPL Corp.	225,384	6,946,335

SSE PLC (United Kingdom)	348,852	7,640,547

		87,517,371
Gas utilities (8.4%)
China Resources Gas Group, Ltd. (China)	1,778,000	4,122,996

Questar Corp.	56,300	1,323,613

Snam SpA (Italy)	551,343	2,615,209

Tokyo Gas Co., Ltd. (Japan)	1,894,000	9,152,688

		17,214,506
Independent power producers and energy traders (12.0%)
AES Corp.	147,948	1,719,156

Calpine Corp. †	595,800	10,962,720

Electric Power Development Co., Ltd. (Japan)	139,800	3,589,047

NRG Energy, Inc.	338,700	8,128,800

		24,399,723
Multi-utilities (24.2%)
Alliant Energy Corp.	44,534	2,123,826

Ameren Corp.	65,859	2,225,376

Centrica PLC (United Kingdom)	1,813,027	9,684,256

Dominion Resources, Inc.	67,300	3,768,800

E.ON AG (Germany)	64,447	1,073,763

GDF Suez (France)	146,950	2,768,944

National Grid PLC (United Kingdom)	837,073	9,247,639

National Grid PLC ADR (United Kingdom)	123,100	6,782,810

PG&E Corp.	92,856	3,959,380

Sempra Energy	84,843	6,597,392

Wisconsin Energy Corp.	27,256	1,125,673

		49,357,859

Global Utilities Fund	17

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels (1.9%)
EQT Corp.	21,000	$1,324,890

Origin Energy, Ltd. (Australia)	205,998	2,543,853

		3,868,743
Water utilities (6.8%)
American Water Works Co., Inc.	153,968	6,074,038

Severn Trent PLC (United Kingdom)	93,961	2,307,766

United Utilities Group PLC (United Kingdom)	487,194	5,439,745

		13,821,549

Total common stocks (cost $179,473,271)		$198,954,668

SHORT-TERM INVESTMENTS (3.1%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.10% L	4,924,346	$4,924,346

SSgA Prime Money Market Fund 0.08% P	611,000	611,000

U.S. Treasury Bills with effective yields ranging from 0.175%
to 0.187%, May 2, 2013 ∆	$478,000	477,922

U.S. Treasury Bills with effective yields ranging from 0.170%
to 0.172%, May 30, 2013 ∆	375,000	374,901

Total short-term investments (cost $6,388,034)		$6,388,169

TOTAL INVESTMENTS

Total investments (cost $185,861,305)		$205,342,837

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $203,791,941.

† Non-income-producing security.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $937,768 to cover certain derivatives contracts.

18	Global Utilities Fund

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	60.9%	Portugal	1.5%

United Kingdom	20.1	France	1.4

Japan	6.2	Italy	1.3

Spain	2.4	Australia	1.2

China	2.0	India	1.1

Germany	1.9	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $81,297,066) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	British Pound	Sell	3/20/13	$2,382,165	$2,476,522	$94,357

	Euro	Buy	3/20/13	2,479,000	2,592,529	(113,529)

	Barclays Bank PLC

	British Pound	Buy	3/20/13	248,471	258,244	(9,773)

	Euro	Buy	3/20/13	3,856,905	4,031,837	(174,932)

	Hong Kong Dollar	Buy	5/15/13	9,932,422	9,936,402	(3,980)

	Japanese Yen	Buy	5/15/13	2,526,082	2,531,689	(5,607)

	Citibank, N.A.

	Australian Dollar	Buy	4/17/13	679,239	691,253	(12,014)

	Australian Dollar	Sell	4/17/13	679,239	678,857	(382)

	British Pound	Sell	3/20/13	3,982,511	4,138,024	155,513

	Euro	Buy	3/20/13	1,590,603	1,663,087	(72,484)

	Credit Suisse International

	British Pound	Buy	3/20/13	1,455,329	1,512,676	(57,347)

	Euro	Buy	3/20/13	5,601,841	5,855,702	(253,861)

	Japanese Yen	Sell	5/15/13	2,293,799	2,299,289	5,490

	New Zealand Dollar	Buy	4/17/13	388,250	396,789	(8,539)

	Deutsche Bank AG

	Euro	Sell	3/20/13	347,055	386,852	39,797

	Goldman Sachs International

	British Pound	Sell	3/20/13	109,066	113,333	4,267

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	173,678	187,927	(14,249)

	British Pound	Buy	3/20/13	1,051,071	1,092,267	(41,196)

	Euro	Buy	3/20/13	379,697	396,882	(17,185)

	JPMorgan Chase Bank N.A.

	British Pound	Sell	3/20/13	3,209,946	3,334,360	124,414

	Canadian Dollar	Buy	4/17/13	3,744,391	3,865,361	(120,970)

	Euro	Sell	3/20/13	144,541	130,931	(13,610)

	Japanese Yen	Sell	5/15/13	1,491,759	1,484,978	(6,781)

Global Utilities Fund	19

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $81,297,066) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	British Pound	Sell	3/20/13	$8,067,717	$8,372,276	$304,559

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	1,007,863	1,025,670	(17,807)

	Canadian Dollar	Sell	4/17/13	573,951	592,393	18,442

	Euro	Buy	3/20/13	1,790,766	1,871,823	(81,057)

UBS AG

	Australian Dollar	Buy	4/17/13	796,110	795,689	421

	Australian Dollar	Sell	4/17/13	796,110	810,058	13,948

	British Pound	Sell	3/20/13	4,376,758	4,517,778	141,020

	Euro	Buy	3/20/13	7,504,375	7,846,017	(341,642)

WestPac Banking Corp.

	Australian Dollar	Buy	4/17/13	490,392	490,132	260

	Australian Dollar	Sell	4/17/13	490,392	499,039	8,647

	British Pound	Buy	3/20/13	1,495,376	1,553,917	(58,541)

	Euro	Buy	3/20/13	956,947	1,000,669	(43,722)

	Japanese Yen	Buy	5/15/13	1,860,624	1,865,814	(5,190)

Total						$(563,263)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$1,324,890	$2,543,853	$—

Industrials	—	2,774,917	—

Utilities	124,331,330	67,979,678	—

Total common stocks	125,656,220	73,298,448	—

Short-term investments	5,535,346	852,823	—

Totals by level	$131,191,566	$74,151,271	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(563,263)	$—

Totals by level	$—	$(563,263)	$—

The accompanying notes are an integral part of these financial statements.

20	Global Utilities Fund

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $180,936,959)	$200,418,491
Affiliated issuers (identified cost $4,924,346) (Note 6)	4,924,346

Dividends, interest and other receivables	851,310

Receivable for shares of the fund sold	8,240

Receivable for investments sold	1,714,589

Unrealized appreciation on forward currency contracts (Note 1)	911,135

Total assets	208,828,111

LIABILITIES

Payable for investments purchased	2,228,504

Payable for shares of the fund repurchased	195,833

Payable for compensation of Manager (Note 2)	98,998

Payable for custodian fees (Note 2)	9,736

Payable for investor servicing fees (Note 2)	100,717

Payable for Trustee compensation and expenses (Note 2)	166,929

Payable for administrative services (Note 2)	2,407

Payable for distribution fees (Note 2)	85,290

Unrealized depreciation on forward currency contracts (Note 1)	1,474,398

Collateral on certain derivative contracts, at value (Note 1)	611,000

Other accrued expenses	62,358

Total liabilities	5,036,170

Net assets	$203,791,941

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$210,070,791

Accumulated net investment loss (Note 1)	(642,724)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(24,548,363)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,912,237

Total — Representing net assets applicable to capital shares outstanding	$203,791,941

(Continued on next page)

Global Utilities Fund	21

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($189,008,911 divided by 17,769,418 shares)	$10.64

Offering price per class A share (100/94.25 of $10.64)*	$11.29

Net asset value and offering price per class B share ($5,638,277 divided by 532,312 shares)**	$10.59

Net asset value and offering price per class C share ($3,478,381 divided by 329,574 shares)**	$10.55

Net asset value and redemption price per class M share ($1,257,623 divided by 118,394 shares)	$10.62

Offering price per class M share (100/96.50 of $10.62)*	$11.01

Net asset value, offering price and redemption price per class R share
($1,225,443 divided by 115,603 shares)	$10.60

Net asset value, offering price and redemption price per class Y share
($3,183,306 divided by 299,276 shares)	$10.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22	Global Utilities Fund

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $60,700)	$3,227,286

Interest (including interest income of $7,399 from investments in affiliated issuers) (Note 6)	8,300

Securities lending (Note 1)	48

Total investment income	3,235,634

EXPENSES

Compensation of Manager (Note 2)	652,242

Investor servicing fees (Note 2)	303,275

Custodian fees (Note 2)	9,721

Trustee compensation and expenses (Note 2)	11,701

Distribution fees (Note 2)	291,942

Administrative services (Note 2)	3,460

Other	68,790

Total expenses	1,341,131

Expense reduction (Note 2)	(315)

Net expenses	1,340,816

Net investment income	1,894,818

Net realized loss on investments (Notes 1 and 3)	(3,841,874)

Net realized gain on foreign currency transactions (Note 1)	1,624,832

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(696,294)

Net unrealized appreciation of investments during the period	9,183,745

Net gain on investments	6,270,409

Net increase in net assets resulting from operations	$8,165,227

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund	23

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$1,894,818	$6,298,460

Net realized gain (loss) on investments
and foreign currency transactions	(2,217,042)	11,058,735

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	8,487,451	(9,652,655)

Net increase in net assets resulting from operations	8,165,227	7,704,540

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,485,726)	(6,560,084)

Class B	(53,003)	(136,730)

Class C	(31,309)	(89,521)

Class M	(12,995)	(36,295)

Class R	(15,069)	(37,502)

Class Y	(39,156)	(103,585)

Redemption fees (Note 1)	752	4,382

Decrease from capital share transactions (Note 4)	(13,797,118)	(23,842,438)

Total decrease in net assets	(8,268,397)	(23,097,233)

NET ASSETS

Beginning of period	212,060,338	235,157,571

End of period (including accumulated net investment loss
of $642,724 and undistributed net investment income
of $99,716, respectively)	$203,791,941	$212,060,338

* Unaudited

The accompanying notes are an integral part of these financial statements.

24	Global Utilities Fund

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Global Utilities Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 28, 2013**	$10.35	.10	.32	.42	(.13)	(.13)	—	—	$10.64	4.13 *	$189,009	.63 *	.93 *	22 *
August 31, 2012	10.30	.29	.08	.37	(.32)	(.32)	—	—	10.35	3.73	197,503	1.32	2.89	44
August 31, 2011	10.63	.36	(.36)	— [b]	(.34)	(.34)	—	.01 [e]	10.30	(.04)	219,844	1.28	3.27	42
August 31, 2010	11.04	.28	(.29)	(.01)	(.40)	(.40)	—	—	10.63	(.15)	265,549	1.36 [f]	2.63 [f]	44
August 31, 2009†	10.69	.29	.33	.62	(.27)	(.27)	—	—	11.04	6.07 *	309,088	1.02 *[f]	2.95 *[f]	77 *
October 31, 2008	16.27	.32	(5.63)	(5.31)	(.27)	(.27)	—	—	10.69	(33.07)	358,048	1.18 [f]	2.21 [f]	28

Class B
February 28, 2013**	$10.31	.06	.32	.38	(.10)	(.10)	—	—	$10.59	3.67 *	$5,638	1.00 *	.56 *	22 *
August 31, 2012	10.26	.22	.08	.30	(.25)	(.25)	—	—	10.31	2.97	5,753	2.07	2.14	44
August 31, 2011	10.58	.27	(.35)	(.08)	(.25)	(.25)	—	.01 [e]	10.26	(.75)	5,889	2.03	2.50	42
August 31, 2010	10.99	.19	(.29)	(.10)	(.31)	(.31)	—	—	10.58	(.96)	8,496	2.11 [f]	1.81 [f]	44
August 31, 2009†	10.64	.23	.33	.56	(.21)	(.21)	—	—	10.99	5.44 *	14,064	1.64 *[f]	2.30 *[f]	77 *
October 31, 2008	16.19	.21	(5.61)	(5.40)	(.15)	(.15)	—	—	10.64	(33.61)	23,825	1.93 [f]	1.45 [f]	28

Class C
February 28, 2013**	$10.27	.06	.32	.38	(.10)	(.10)	—	—	$10.55	3.67 *	$3,478	1.00 *	.56 *	22 *
August 31, 2012	10.23	.22	.07	.29	(.25)	(.25)	—	—	10.27	2.89	3,452	2.07	2.14	44
August 31, 2011	10.55	.28	(.35)	(.07)	(.26)	(.26)	—	.01 [e]	10.23	(.70)	3,698	2.03	2.54	42
August 31, 2010	10.96	.20	(.29)	(.09)	(.32)	(.32)	—	—	10.55	(.90)	3,638	2.11 [f]	1.85 [f]	44
August 31, 2009†	10.62	.23	.32	.55	(.21)	(.21)	—	—	10.96	5.39 *	4,043	1.64 *[f]	2.34 *[f]	77 *
October 31, 2008	16.17	.22	(5.61)	(5.39)	(.16)	(.16)	—	—	10.62	(33.61)	4,473	1.93 [f]	1.50 [f]	28

Class M
February 28, 2013**	$10.34	.07	.32	.39	(.11)	(.11)	—	—	$10.62	3.77 *	$1,258	.88 *	.68 *	22 *
August 31, 2012	10.29	.24	.08	.32	(.27)	(.27)	—	—	10.34	3.20	1,284	1.82	2.38	44
August 31, 2011	10.61	.30	(.35)	(.05)	(.28)	(.28)	—	.01 [e]	10.29	(.45)	1,440	1.78	2.78	42
August 31, 2010	11.02	.23	(.30)	(.07)	(.34)	(.34)	—	—	10.61	(.66)	1,642	1.86 [f]	2.12 [f]	44
August 31, 2009†	10.67	.25	.33	.58	(.23)	(.23)	—	—	11.02	5.66 *	2,005	1.43 *[f]	2.53 *[f]	77 *
October 31, 2008	16.25	.25	(5.64)	(5.39)	(.19)	(.19)	—	—	10.67	(33.47)	2,368	1.68 [f]	1.69 [f]	28

Class R
February 28, 2013**	$10.32	.08	.32	.40	(.12)	(.12)	—	—	$10.60	3.92 *	$1,225	.75 *	.80 *	22 *
August 31, 2012	10.27	.27	.08	.35	(.30)	(.30)	—	—	10.32	3.48	1,269	1.57	2.63	44
August 31, 2011	10.60	.33	(.36)	(.03)	(.31)	(.31)	—	.01 [e]	10.27	(.28)	1,205	1.53	3.05	42
August 31, 2010	11.01	.25	(.29)	(.04)	(.37)	(.37)	—	—	10.60	(.40)	1,095	1.61 [f]	2.37 [f]	44
August 31, 2009†	10.66	.28	.32	.60	(.25)	(.25)	—	—	11.01	5.89 *	1,207	1.22 *[f]	2.78 *[f]	77 *
October 31, 2008	16.24	.28	(5.63)	(5.35)	(.23)	(.23)	—	—	10.66	(33.28)	1,046	1.43 [f]	1.95 [f]	28

Class Y
February 28, 2013**	$10.36	.11	.32	.43	(.15)	(.15)	—	—	$10.64	4.17 *	$3,183	.51 *	1.06 *	22 *
August 31, 2012	10.30	.32	.09	.41	(.35)	(.35)	—	—	10.36	4.08	2,799	1.07	3.13	44
August 31, 2011	10.63	.39	(.36)	.03	(.37)	(.37)	—	.01 [e]	10.30	.22	3,082	1.03	3.53	42
August 31, 2010	11.04	.31	(.29)	.02	(.43)	(.43)	—	—	10.63	.10	3,155	1.11 [f]	2.84 [f]	44
August 31, 2009†	10.69	.32	.32	.64	(.29)	(.29)	—	—	11.04	6.27 *	3,902	.81 *[f]	3.18 *[f]	77 *
October 31, 2008	16.28	.36	(5.65)	(5.29)	(.30)	(.30)	—	—	10.69	(32.94)	3,570	.93 [f]	2.47 [f]	28

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Utilities Fund	Global Utilities Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the ten months ended August 31, 2009. The fund changed its fiscal year end from October 31 to August 31.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.02%

August 31, 2009	0.22

October 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

28	Global Utilities Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Utilities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income by concentrating in the utilities industry. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. The fund may purchase stocks of companies with stock prices that reflect a lower value than that which Putnam Management places on the company.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Global Utilities Fund	29

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange

30	Global Utilities Fund

rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $982,519 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $591,844.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Global Utilities Fund	31

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $18,993,439 available to the extent allowed by the Code to off set future net capital gain, if any. This capital loss carryover will expire on August 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,934,678 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $186,264,509, resulting in gross unrealized appreciation and depreciation of $28,452,031 and $9,373,703, respectively, or net unrealized appreciation of $19,078,328.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

32	Global Utilities Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$281,945	Class R	1,865

Class B	8,369	Class Y	4,219

Class C	5,020	Total	$303,275

Class M	1,857

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $315 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $157, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Global Utilities Fund	33

Class A	$238,721	Class M	4,716

Class B	28,350	Class R	3,159

Class C	16,996	Total	$291,942

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,783 and $35 from the sale of class A and class M shares, respectively, and received $1,517 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,902,696 and $46,330,899, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	289,264	$3,028,055	851,147	$8,656,375

Shares issued in connection with
reinvestment of distributions	214,820	2,237,546	576,821	5,826,357

	504,084	5,265,601	1,427,968	14,482,732

Shares repurchased	(1,808,909)	(18,907,188)	(3,689,927)	(37,504,946)

Net decrease	(1,304,825)	$(13,641,587)	(2,261,959)	$(23,022,214)

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	46,716	$487,488	162,485	$1,647,603

Shares issued in connection with
reinvestment of distributions	4,782	49,656	12,446	125,338

	51,498	537,144	174,931	1,772,941

Shares repurchased	(77,045)	(800,686)	(190,927)	(1,932,213)

Net decrease	(25,547)	$(263,542)	(15,996)	$(159,272)

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	30,983	$323,511	51,892	$521,479

Shares issued in connection with
reinvestment of distributions	2,756	28,534	7,665	76,942

	33,739	352,045	59,557	598,421

Shares repurchased	(40,121)	(413,161)	(85,185)	(861,585)

Net decrease	(6,382)	$(61,116)	(25,628)	$(263,164)

34	Global Utilities Fund

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	793	$8,279	7,204	$72,741

Shares issued in connection with
reinvestment of distributions	1,180	12,290	3,371	34,025

	1,973	20,569	10,575	106,766

Shares repurchased	(7,810)	(82,227)	(26,309)	(268,320)

Net decrease	(5,837)	$(61,658)	(15,734)	$(161,554)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	15,899	$165,050	40,102	$405,445

Shares issued in connection with
reinvestment of distributions	1,255	13,034	3,190	32,117

	17,154	178,084	43,292	437,562

Shares repurchased	(24,553)	(258,751)	(37,604)	(380,823)

Net increase (decrease)	(7,399)	$(80,667)	5,688	$56,739

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	84,051	$888,545	43,792	$442,893

Shares issued in connection with
reinvestment of distributions	3,479	36,236	9,841	99,347

	87,530	924,781	53,633	542,240

Shares repurchased	(58,513)	(613,329)	(82,451)	(835,213)

Net increase (decrease)	29,017	$311,452	(28,818)	$(292,973)

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$96,900,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$911,135	Payables	$1,474,398

Total		$911,135		$1,474,398

Global Utilities Fund	35

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,627,175	$1,627,175

Total	$1,627,175	$1,627,175

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(683,764)	$(683,764)

Total	$(683,764)	$(683,764)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$10,739,224	$30,679,415	$41,418,639	$7,304	$—

Putnam Short Term
Investment Fund*	—	5,763,044	838,698	95	4,924,346

Totals	$10,739,224	$36,442,459	$42,257,337	$7,399	$4,924,346

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

36	Global Utilities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA026
279995 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Utilities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013